Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

17.       Subsequent Events

  New loan agreement: On January 7, 2016, the Company, through the three wholly owned subsidiaries with vessels under construction, entered into a secured loan agreement with the Export-Import Bank of China for a loan of up to $75,735 (Note 9) in order to finance part of the construction cost of the vessels (Note 5). The loan will be available for drawdown until March 12, 2017, or such later date as all the lenders may in their discretion agree and will mature latest by March 2032.

  Series B Preferred Stock Dividends: On January 15, 2016, the Company paid a dividend on its series B preferred stock, amounting to $0.5546875 per share, or $1,442, to its stockholders of record as of January 14, 2016.

  Vessels' acquisition: On February 4, 2016, the Company, through three separate wholly-owned subsidiaries, entered into three Memoranda of Agreement to acquire from a related party three Panamax vessels for an aggregate purchase price of $39,800, further reduced to $39,265 on March 4, 2016. The Company has agreed to acquire the vessels from entities affiliated with Mrs. Semiramis Paliou and Mrs. Aliki Paliou, each of whom is a family member of the Company's Chief Executive Officer and Chairman of the Board. Mrs. Semiramis Paliou is also a director of the Company. The transaction was approved unanimously by a committee of the Board of Directors established for the purpose of considering the transaction and consisting of the Company's independent directors and each of its executive directors other than Mrs. Semiramis Paliou and Mr. Simeon Palios. The agreed upon purchase price of the vessels was based, among other factors, on independent third party broker valuations obtained by the Company. Consummation of the purchases is subject to the Company obtaining bank financing from the sellers' existing lenders for substantially the entire purchase price of the vessels, thereby resulting in little or no current cash outlay on the part of the Company. Two of the vessels were delivered in March 2016 and the third is expected to be delivered later in April 2016.

  Annual Incentive Bonus: On February 23, 2016 the Company's Board of Directors approved a cash bonus of $775 to all employees and executive management of the Company, net of taxes and other charges and 2,150,000 shares of restricted common stock awards to executive management and non-executive directors, pursuant to the Company's equity incentive plans. The fair value of the restricted shares based on the closing price on the date of the Board of Directors' approval was $4,859 and will be recognized in income ratably over the restricted shares vesting period which will be 3 years.

  New Commitment Letter: On March 11, 2016, the Company through two wholly-owned subsidiaries signed a commitment letter with ABN AMRO for a loan of up to $25,755 to finance the acquisition cost of two of the vessels mentioned under (c) above.